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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              AUGUST  14, 2001
                                                      --------------------------





                            WIT SOUNDVIEW GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                             000-26225                            13-3900397
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
(State or Other Jurisdiction                (Commission File                      (IRS Employer
      of Incorporation)                         Number)                        Identification No.)


                       826 BROADWAY, NEW YORK, NEW YORK                 10003
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                    (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code          (212) 253-4400
                                                     ---------------------------



                                 NOT APPLICABLE
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             (Former Name or Address, if Changed Since Last Report)



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ITEM 5.  Other Events.

                                  RISK FACTORS

We may publish forward-looking statements relating to our results of operations, anticipated financial performance, business prospects, plans for international expansion, and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. These factors include the following:

WE FOCUS ON THE TECHNOLOGY SECTOR OF THE ECONOMY WHICH IS CURRENTLY EXPERIENCING UNFAVORABLE MARKET CONDITIONS.

As a technology focused investment banking firm, our business is limited to this sector and generally does not include other industries. We merged with SoundView Technology Group, Inc. to enhance our reputation and experience in this area. As a result, many of our investment bankers, securities analysts and other professional staff do not have wide experience or recognition in traditional, "old economy" business sectors. Currently, technology companies which do not have strong revenues and earnings are operating in an inhospitable economic climate, with the result that their stock prices are severely depressed and they do not have ready access to either the capital markets or to private sources of funding. As a result, the demand for our expertise with technology has been reduced. We believe, however, that our technology focus makes us more valuable to the companies in this sector and therefore have no present plans to diversify our investment banking business into other areas.

REVENUES AND PROFITS OF INVESTMENT BANKING FIRMS TEND TO SUFFER DURING ECONOMIC SLOWDOWNS AND PERIODS OF MARKET UNCERTAINTY.

Generating revenues from investment banking activities is largely dependent upon prevailing economic and market conditions. This is because investment banking revenue is largely based on fees and commissions generated from financial advisory assignments and capital raising activities, including public equity underwriting. When the financial markets are volatile, interest rates are rising or corporate profitability is static or falling, corporate clients are generally unable or unwilling to access the capital markets or, except as necessary, to pursue acquisitions and other significant transactions that generate investment banking fees. As a result, our revenues and profitability as well as those of other investment banks will generally suffer during economic downturns or periods of market volatility. Since the spring of 2000, we have been operating in a period of decline and uncertainty in the financial markets. Companies in many sectors of the economy, not only technology, have been experiencing a period of difficulty characterized by falling revenues and diminished profitability or increased losses. Circumstances such as these lead to a reduction in investment banking assignments, with the result that the revenues and profits of investment banks will be adversely affected.


AS THE ECONOMIC SLOWDOWN CONTINUES, WE FACE INCREASED COMPETITION FROM LARGER INVESTMENT BANKING FIRMS.

Larger, more established investment banking firms had previously not been willing to underwrite or advise on smaller investment banking transactions. However, as the economic slowdown continues we have seen increased competition for mandates from these firms. As there are only a limited number of transactions for


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which we can currently compete, this trend could have an adverse effect on our investment banking revenue.

OUR SUCCESS IS DEPENDENT ON OUR KEY PERSONNEL WHOM WE MAY NOT BE ABLE TO RETAIN, AND WE MAY NOT BE ABLE TO HIRE ENOUGH ADDITIONAL QUALIFIED PERSONNEL TO MEET OUR NEEDS.

Our business requires the employment of highly skilled personnel. The recruitment and retention of experienced investment banking professionals are particularly important to our performance and success. The loss of the services of any of our key personnel or the inability to recruit and retain experienced investment banking professionals in the future could have a material adverse effect on our business, financial condition and operating results. Our continued ability to compete effectively in our business depends on our ability to attract and retain the quality personnel our operations and development require and competition for such personnel is intense.


WE ENGAGE IN MARKET-MAKING ACTIVITIES, WHICH SUBJECT US TO INCREASED RISKS THAT COULD BE HARMFUL TO OUR BUSINESS.


We currently make markets in over 200 technology stocks. Market-making may result in unpredictable earnings or losses. If we begin to make markets in more volatile securities, we may not be able to manage the risks involved with our market-making activities. In addition, recently enacted regulations require securities traded in the Nasdaq Stock Market to trade in decimals instead of fractions. The effects of these regulations has been to decrease the spreads between bid and ask prices, which has made the execution of trades and market-making activities less profitable and has led to increased competition among market makers. If there is any further decline in the spreads that market-makers receive in trading equity securities, our business, financial condition and operating results may be materially adversely affected.

WE MAY INCUR LOSSES AND LIABILITIES IN THE COURSE OF BUSINESS WHICH COULD PROVE COSTLY TO DEFEND OR RESOLVE.


Participation in securities underwritings involves significant economic and legal risks. Economic risks include incurring losses if we are unable to resell the securities we committed to purchase, if we are forced to liquidate our commitment at less than the price at which we purchased the securities from the issuer or if we are forced to retain significant position concentrations in individual securities due to market conditions. We intend to be active in the underwriting of initial public offerings and follow-on offerings of the securities of emerging and mid-size growth companies, which often involves a high degree of risk and volatility. Legal risks include potential liability under federal and state securities and other laws for allegedly false or misleading statements made in connection with such securities offerings and other transactions. Substantial legal liability or a regulatory action against us could cause us to incur significant expenses and could have a material adverse effect on our financial position, investment banking business, and reputation.

OUR RETAIL DISTRIBUTION OF INITIAL PUBLIC OFFERINGS AND FOLLOW-ON PUBLIC OFFERINGS OF EQUITY SECURITIES IS TIED TO OUR STRATEGIC ALLIANCE WITH E*TRADE.

Although we continue to provide brokerage services to our institutional clients, including the distribution of initial public offerings and follow-on offerings, we are required by the terms of our strategic alliance with E*TRADE to distribute initial public offerings and follow-on offerings that we underwrite that are allocated for distribution to retail customers exclusively to the customers of E*TRADE. The strategic alliance agreement terminates automatically in 2005 and can be terminated at any time for material breach, subject to a thirty (30) day cure period. If the alliance is terminated for any reason, there can be no assurance that we will be able to negotiate a similar arrangement with another party on favorable terms, if at all. Any failure to negotiate a satisfactory distribution arrangement could adversely affect our ability to underwrite securities offerings.

OUR INTERNATIONAL EXPANSION HAS NOT PROVEN TO BE SUCCESSFUL.


Having entered into ventures to create online investment banking and brokerage enterprises in Europe and Japan, an increasing amount of our management's time has been devoted to rationalizing these efforts to fit our existing U.S. business model. While we continue to explore our options in these regions, it is likely that our actions will result in future charges to earnings and these entities will not contribute to our earnings in the foreseeable future. Moreover, in Japan we are actively exploring alternatives for monetizing our investment and we may not be


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able to realize an amount that is equal to our carrying value of this investment, resulting in a loss to us. We do not intend to invest any further in our Japanese affiliate and this may limit its ability to continue in business if it is not able to develop an independent source of revenue.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WIT SOUNDVIEW GROUP, INC.


Date: August 14, 2001                     By: /s/ Mark F. Loehr
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                                              Mark F. Loehr
                                              Chief Executive Officer